Supplement to the
Fidelity® Total Bond K6 Fund
October 30, 2023
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Benjamin Harrison (Co-Portfolio Manager) has managed the fund since 2024.
TBDK6-SUSTK-0524-100 1.9916331.100	May 1, 2024